SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 5, 2011
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 CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey	08543
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 683-5900
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Church & Dwight Co., Inc. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2011. The proposals submitted by the Board of Directors to a vote of stockholders, and the final results of the voting on each proposal, are noted below.

 Proposal No. 1 — Election of Directors

The following nominees were elected by stockholders to serve on the Company’s Board of Directors for a term of three years:

Nominees	For	Withheld	Broker Non-Votes
José B. Alvarez	55,405,927	785,176	6,710,466
James R. Craigie	53,750,035	2,441,068	6,710,466
Rosina B. Dixon	55,257,244	933,859	6,710,466
Robert D. LeBlanc	55,286,287	904,816	6,710,466

Proposal No. 2 — Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory basis, the 2010 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
54,165,098	841,555	1,184,450	6,710,466

Proposal No. 3 — Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers.  The result of the advisory vote on the frequency of future advisory votes on the compensation of named executive officers is set forth below:

1 Year	2 Years	3 Years	Abstain
37,701,513	1,526,783	16,386,900	575,907

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s 2011 consolidated financial statements. The voting results on the proposal were as follows:

For	Against	Broker Non-Votes
54,165,098	841,555	6,710,466

As noted above, the stockholders approved, on an advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers. In light of this vote, the Company’s Board of Directors has determined that the Company will include a stockholder advisory vote on the compensation of its named executive officers in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of executives, which, under Securities and Exchange Commission regulations, will occur no later than the Company’s 2017 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	May 10, 2011	By:	/s/ Matthew T. Farrell
		Name:	Matthew T. Farrell
		Title:	Executive Vice President Finance and Chief Financial Officer